~6980109

! UBSJ30JAN55S1.CDI #CMOVER_3.0B WHOLE_LOAN ! MAX_CF_VECTSIZE 550
!
!! Created by Intex Deal Maker v3.5.313 , subroutines 3.0f3
!! 01/05/2004 10:23 AM
!
! Modeled in the Intex CMO Modeling Language, (WNYC0063975)
! which is copyright (c) 2003 by Intex Solutions, Inc.
! Intex shall not be held liable for the accuracy of this data
! nor for the accuracy of information which is derived from this data.
!
!
DEFINE CONSTANT #OrigCollBal = 200000000.00
!
DEFINE CONSTANT #OrigBondBal = 200000000.00
!
!
FULL_DEALNAME: ubsj30jan55s1
!
DEAL SIZE: $ 200000000.00
PRICING SPEED: 275% PSA
! ISSUE DATE: 20040101
SETTLEMENT DATE: 20040130
!
Record date delay: 24
!
DEFINE TR_INDEXDEPS_ALL
!
DEFINE SCHEDULE "SHIFT%"
!
DEAL_CLOCK_INFO _
ISSUE_CDU_DATE 20040101 _
DEAL_FIRSTPAY_DATE 20040225
!
!
DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
!
!
DEFINE TABLE "NASSNR" (6, 2) = "MONTH" "NAS_FRACSNR"
60.1 0%
72.1 30%
84.1 40%
96.1 60%
108.1 80%
120.1 100%
!
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
DEFINE TRANCHE "NAS", "D800", "D525", "D475", "D500", "SR2", "SUBORD"
!
!
Tranche "NAS" SEN_NAS_FIX
Block 20000000.00 at 5.5 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20040101 Next 20040225
!
Tranche "D800" SEN_FIX
Block 27314666.00 at 8 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20040101 Next 20040225
!
Tranche "D525" SEN_FIX
Block 55786667.00 at 5.25 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20040101 Next 20040225
!
Tranche "D475" SEN_FIX
Block 55786667.00 at 4.75 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20040101 Next 20040225
!
Tranche "D500" SEN_FIX
Block 25000000.00 at 5 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20040101 Next 20040225
!
Tranche "SR2" SEN_FIX
Block 11112000.00 at 5.5 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20040101 Next 20040225
!
Tranche "SUBORD" JUN_FIX
Block 5000000.00 at 5.5 FREQ M _
DAYCOUNT 30360 BUSINESS_DAY NONE _
Delay 24 Dated 20040101 Next 20040225
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
Delay 24 Dated 20040101 Next 20040225 Settle 20040130
!
CLASS "NAS" NO_BUILD_TRANCHE _
= "NAS"
CLASS "D800" NO_BUILD_TRANCHE _
= "D800"
CLASS "D525" NO_BUILD_TRANCHE _
= "D525"
CLASS "D475" NO_BUILD_TRANCHE _
= "D475"
CLASS "D500" NO_BUILD_TRANCHE _
= "D500"
CLASS "SR2" NO_BUILD_TRANCHE _
= "SR2"
CLASS "SUBORD" NO_BUILD_TRANCHE _
= "SUBORD"
CLASS "SNRNN121" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
= "D525" "D475"
CLASS "SNRNN12" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
= "SNRNN121" "D500"
CLASS "SNRNN1" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
= "D800" "SNRNN12"
CLASS "SNRNN" DISTRIB_CLASS PRORATA WRITEDOWN_BAL PRORATA _
= "SNRNN1" "SR2"
CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
= "NAS" "SNRNN"
!
!
CLASS "ROOT" _
= "SNR" "SUBORD"
!
DEFINE PSEUDO_TRANCHE CLASS "SNR" Delay 24 Dated 20040101 Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
DEFINE PSEUDO_TRANCHE CLASS "SNRNN" Delay 24 Dated 20040101 Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
DEFINE PSEUDO_TRANCHE CLASS "SNRNN1" Delay 24 Dated 20040101 Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
DEFINE PSEUDO_TRANCHE CLASS "SNRNN12" Delay 24 Dated 20040101 Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
DEFINE PSEUDO_TRANCHE CLASS "SNRNN121" Delay 24 Dated 20040101 Next 20040225 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
CROSSOVER When 0
!
!
INTEREST_SHORTFALL FULL_PREPAY Compensate Pro_rata _
PARTIAL_PREPAY Compensate Pro_rata _
LOSS Compensate Pro_rata
!
!
CMO Block Payment Rules
------------------------------------
calculate : #Non_PO_Bal = BBAL("SNR", "SUBORD")
!
!
calculate : #NasShiftSNR = LOOKUP_TBL( "STEP", CURMONTH , "NASSNR", "MONTH", "NAS_FRACSNR" )
!
calculate : #NasFracSNR = BBAL("NAS") / #Non_PO_Bal
!
calculate : #SenPct = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!
!
calculate : #SenPrep = _
IF (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
THEN 100 _
ELSE #SenPct + SHIFT% * (100-#SenPct), _
Reduce_SHIFT%_when (1)
!
calculate : #SENRECOV = _
MAX( 0, MIN( #SenPct/100 * DELINQ_LIQUIDATE, _
#SenPrep/100 * DELINQ_RECOVER ))
!
calculate: "SNR" _
NO_CHECK SCHEDULED AMOUNT V0 = #SenPct / 100 * COLL_P_SCHED , _
NO_CHECK PREPAY AMOUNT LIMIT V1 = #SenPrep / 100 * COLL_P_PREPAY , _
NO_CHECK RECOVER AMOUNT LIMIT V3 = #SENRECOV
!
calculate : #SenSchedAlloc = V0
calculate : #SenPrepayAlloc = V1
calculate : #SenRecoverAlloc = V3
!
calculate : #SubSched = MAX( 0, COLL_P_SCHED - #SenSchedAlloc )
calculate : #SubPrepay = MAX( 0, COLL_P_PREPAY - #SenPrepayAlloc )
calculate : #SubRecov = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
calculate: "SUBORD" _
NO_CHECK SCHEDULED AMOUNT = #SubSched , _
NO_CHECK PREPAY AMOUNT = #SubPrepay , _
NO_CHECK RECOVER AMOUNT = #SubRecov
!
------------------------------------
from : CLASS ( "SNR" )
pay : CLASS INTEREST PRO_RATA ( "NAS"; "SNRNN" )
pay : CLASS INTSHORT PRO_RATA ( "NAS"; "SNRNN" )
------------------------------------
calculate : #NasCeilSNR = MIN ( BBAL("NAS"), COLL_P_SCHED * #NasFracSNR + COLL_P_PREPAY * #NasFracSNR * #NasShiftSNR + DELINQ_RECOVER * #NasFracSNR)
calculate : #NasCeilSNR = IF CURMONTH LE 60 THEN 0 ELSE #NasCeilSNR
------------------------------------
subject to : CEILING ( #NasCeilSNR )
from : CLASS ( "SNR" )
pay : CLASS BALANCE SEQUENTIAL ("NAS")
------------------------------------
from : CLASS ( "SNR" )
pay : CLASS BALANCE SEQUENTIAL ("SNRNN", "NAS")
------------------------------------
!
from : CLASS ( "SNRNN" )
pay : CLASS INTEREST PRO_RATA ( "SNRNN1"; "SR2" )
pay : CLASS INTSHORT PRO_RATA ( "SNRNN1"; "SR2" )
------------------------------------
from : CLASS ( "SNRNN" )
pay : CLASS BALANCE SEQUENTIAL ( "SNRNN1", "SR2" )
------------------------------------
!
from : CLASS ( "SNRNN1" )
pay : CLASS INTEREST PRO_RATA ( "D800"; "SNRNN12" )
pay : CLASS INTSHORT PRO_RATA ( "D800"; "SNRNN12" )
------------------------------------
from : CLASS ( "SNRNN1" )
pay : CLASS BALANCE PRO_RATA ( "D800" ; "SNRNN12" )
------------------------------------
!
from : CLASS ( "SNRNN12" )
pay : CLASS INTEREST PRO_RATA ( "SNRNN121"; "D500" )
pay : CLASS INTSHORT PRO_RATA ( "SNRNN121"; "D500" )
------------------------------------
from : CLASS ( "SNRNN12" )
pay : CLASS BALANCE PRO_RATA ( "SNRNN121" ; "D500" )
------------------------------------
!
from : CLASS ( "SNRNN121" )
pay : CLASS INTEREST PRO_RATA ( "D525"; "D475" )
pay : CLASS INTSHORT PRO_RATA ( "D525"; "D475" )
------------------------------------
from : CLASS ( "SNRNN121" )
pay : CLASS BALANCE PRO_RATA ( "D525" ; "D475" )
------------------------------------
!
------------------------------------
from : CLASS ( "NAS" )
pay : SEQUENTIAL ( "NAS#1" )
------------------------------------
from : CLASS ( "D800" )
pay : SEQUENTIAL ( "D800#1" )
------------------------------------
from : CLASS ( "D525" )
pay : SEQUENTIAL ( "D525#1" )
------------------------------------
from : CLASS ( "D475" )
pay : SEQUENTIAL ( "D475#1" )
------------------------------------
from : CLASS ( "D500" )
pay : SEQUENTIAL ( "D500#1" )
------------------------------------
from : CLASS ( "SR2" )
pay : SEQUENTIAL ( "SR2#1" )
------------------------------------
------------------------------------
from : CLASS ( "SUBORD" )
pay : SEQUENTIAL ( "SUBORD#1" )
------------------------------------
!
Schedule "SHIFT%"
Declare
60 100%
72 70%
84 60%
96 40%
108 20%
120 0%
!
!
Collateral
!
! Factor --Delay--
! Type Date P/Y BV Use BV for 0
WL 20040101 9999 9999 FALSE
!
! Pool# Type Gross Current Original --Fee-- Maturity Orig
! Coupon Factor Balance P/Y BV P/Y BV Term
!! BEGINNING OF COLLATERAL
M 1 WL 00 WAC 5.95 ( 200000000.00 / 200000000.00 ); 200000000.00 0.45 0.45 358:1 358:1 359 NO_CHECK